UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020
TRANSACT TECHNOLOGIES INC
(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Avenue, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report):  Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TACT	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 10, 2020, the Board of Directors (the “Board”) of TransAct Technologies Incorporated (the “Company”) increased its size from five to six members and elected Randall Friedman to fill the vacancy created thereby.  Mr. Friedman was elected to serve as a director, effective immediately, until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified.  Mr. Friedman has not been appointed to serve on any committees of the Board.
The Board affirmatively determined that Mr. Friedman is independent under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and applicable listing standards of The Nasdaq Stock Market LLC.
There is no arrangement or understanding between Mr. Friedman and any other person pursuant to which Mr. Friedman was selected as a director.  There are no transactions in which Mr. Friedman has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Mr. Friedman will be compensated for his service in the same manner as the other non-employee directors, as discussed in the Company’s definitive proxy statement for its 2020 Annual Meeting of Stockholders filed with the SEC.
Item 7.01                          Regulation FD Disclosure.
Also on November 10, 2020, the Company issued a press release announcing the appointment of Mr. Friedman to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The foregoing information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits
99.1	Press Release, dated November 10, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ David B. Peters
David B. Peters
Vice President & Chief Accounting Officer

Date: November 10, 2020